Report of Independent Registered
 Public Accounting Firm

To the Shareholders and Board of
 Trustees of
Federated Institutional Trust:

In planning and performing our
 audit of the financial statements
 of Federated Institutional
High Yield Bond Fund (one of the
portfolios constituting Federated
 Institutional Trust)
(the "Fund") as of and for the
year ended October 31, 2010, in
 accordance with the
standards of the Public Company
 Accounting Oversight Board
(United States), we
considered the Fund's internal
control over financial reporting,
including controls over
safeguarding securities, as a basis
 for designing our auditing procedures
 for the purpose
of expressing our opinion on the
financial statements and to comply
with the
requirements of Form N-SAR, but not
for the purpose of expressing an
opinion on the
effectiveness of the Fund's internal
 control over financial reporting.
 Accordingly, we
express no such opinion.

The management of the Fund is responsible
 for establishing and maintaining effective internal control over financial reporting.
 In fulfilling this responsibility,
estimates and
judgments by management are required
to assess the expected benefits and
related costs
of controls.  A company's internal
control over financial reporting is
a process designed
to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting
includes those policies and procedures
that (1) pertain to the maintenance of
records that,
in reasonable detail, accurately and
 fairly reflect the transactions and
dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions
are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles, and
 that receipts and expenditures of
the company are
being made only in accordance with
 authorizations of management and
 directors of the
company; and (3) provide reasonable
assurance regarding prevention or
 timely detection
of unauthorized acquisition, use or
 disposition of a company's assets
that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
 reporting may not
prevent or detect misstatements.
Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become
 inadequate because of
changes in conditions, or that the
degree of compliance with the policies
or procedures
may deteriorate.

A deficiency in internal control over
 financial reporting exists when the
design or
operation of a control does not allow
management or employees, in the normal course of







performing their assigned functions,
 to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
internal control
over financial reporting, such that
there is a reasonable possibility that
 a material
misstatement of the company's annual
or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund's internal
 control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily
 disclose all
deficiencies in internal control that
might be material weaknesses under standards established by the Public Company
Accounting Oversight Board (United States).
However, we noted no deficiencies in the Fund's internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of October 31, 2010.



This report is intended solely for the
information and use of management and the Board of Trustees of the Fund and the Securities
 and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


			Ernst & Young LLP

Boston, Massachusetts
December 20, 2010